ING USA Annuity and Life Insurance Company Separate Account B of ING USA Annuity and Life Insurance Company
ING Focus Variable Annuity and ING Rollover Choice Variable Annuity

Supplement dated September 29, 2005

This supplement updates and amends certain information contained in the Contract Prospectus, dated April 29, 2005, as supplemented. Please read it carefully and keep it with your Contract Prospectus for future reference.

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In light of recent disasters caused by hurricanes in the Gulf Coast, the Company will waive surrender charges related to withdrawals from your contract for those contract holders whose address of record was in certain specifically identified parishes or counties at the time of the hurricanes. This waiver of surrender charges will be available for a limited period of time and is subject to certain conditions and restrictions that we will impose on a non-discriminatory basis.

To determine your eligibility for waiver of early withdrawal charges, please contact us at our:

Customer Service Center P.O. Box 9271 Des Moines, Iowa 50306-9271
1-800-366-0066

X.TRINASUP-05C	September 2005